UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2020

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 810-7800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

Tony Pritchett, the Company’s Vice president and Chief Financial Officer (CFO), notified Agilysys, Inc. (“the Company”) on May 24, 2020, that he was resigning from his position with the Company. Mr. Pritchett’s resignation as CFO will be effective June 1, 2020, and his employment with the Company will end on June 30, 2020.

On May 26, 2020, the Company announced that Dave Wood, age 42, was appointed to serve as Vice President and Chief Financial Officer of the Company effective June 1, 2020.

Mr. Wood joined the Company in November 2011 as the Controller of the Hospitality Division and subsequently served as Director, Financial Planning & Analysis from August 2013 to June 2016, Senior Director, Financial Planning & Analysis from June 2016 to June 2017, Vice President – Finance from June 2017 to June 2019, and Vice President – Corporate Strategy & Investor Relations since June 2019. Prior to joining Agilysys, Mr. Wood was a Senior Manager at NCR and Radiant Systems working in various Finance and Accounting functions. Mr. Wood graduated from Auburn University in 2000 with a Bachelor of Science in Business Administration (Finance).

Mr. Wood’s annual salary will be $240,000, and his fiscal year annual incentive opportunity will be equal to 50% of his base salary.

Mr. Wood is not a party to any related person transactions with the Company or any of its executive officers, directors, or related persons and does not have any family relationships with any of the Company’s executive officers, directors, or related persons.

Item 8.01	Other Events.

On May 26, 2020, the Company issued a press release announcing the CFO transition described under Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated May 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: May 28, 2020